     REGISTRATION RIGHTS AGREEMENT dated as of October 15, 1999, between Family Golf Centers, Inc. a Delaware corporation (the "Company"), and the parties identified on the signature pages hereto, (collectively, together with their respective successors and assigns, the "Holders").

     WHEREAS, the parties hereto are parties to an Amended and Restated Credit, Security, Guaranty and Pledge Agreement dated as of December 2, 1998 as Amended and Restated as of October 15, 1999 (the "Credit Agreement") by and among the Company, the guarantors named therein, the lenders named therein and the Agent.

     WHEREAS, pursuant to the Credit Agreement the Company is issuing warrants (the "Warrants") to purchase an aggregate of 2,893,142 shares of the Company's Common Stock.

     NOW THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

     Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Warrants.

     "Commission" shall mean the Securities and Exchange Commission or any agency succeeding to its functions.

     "Conversion Shares"shall mean shares of the Company's Common Stock at the time issued upon the exercise of Warrants and issuable upon exercise of the Warrants, provided however, that there shall be excluded (1) shares which are at the time registered under an effective registration statement, (2) shares theretofore issued upon exercise of the Warrants but not held at the time by any Holder, and (3) shares which are not then issuable upon exercise of the Warrants pursuant to the terms thereof.

                  The rules set forth in Section 1.02 of the Credit Agreement shall apply hereto.

                                   ARTICLE II

                               Registration Rights

     2.1. Demand Registration.

     (a) Upon the written request from time to time of the Holders of not less than a majority in interest of Conversion Shares, the Company will use its best efforts to effect expeditiously the registration under the Securities Act of all Conversion Shares requested to be registered, except that the Company shall not be obligated to effect more than three registrations pursuant to this Section
2.1 (not counting either any underwritten public offering of Conversion

Shares wherein the Holders are unable to sell at least 75% of the Conversion Shares requested to be registered or any withdrawn or unfiled registration pursuant to the following exception).

     (b) A request pursuant to this Section 2.1 shall state the number of Conversion Shares requested to be registered and the intended method of disposition thereof. If at the time of receipt of any request for registration pursuant to this Section 2.1 there shall be any public sale of Common Stock contemplated or in progress by the Company or, to the knowledge of the Company, by any other Person, then, upon receipt of such request, the Company agrees to notify the holders of the Warrants and Conversion Shares participating in such request of such public offering, advising such holders that they may elect to withdraw such request and participate in such public offering pursuant to
Section 2.2. Promptly upon receipt of any request pursuant to this Section 2.1, the Company will send a notice to all holders of the Warrants and Conversion Shares not participating in such request of the proposed registration, together with a copy of the request and, if the provisions of the preceding sentence shall be applicable to such request, notice of such public offering. Such other holders may elect to participate in the registration by notice to the Company given within 30 days following the date of the Company's notice of request for registration.

     (c) For purposes of determining whether a majority in interest of holders of the outstanding Warrants and Conversion Shares have joined in a request pursuant to this Section 2.1, each holder shall be entitled to one vote for each Conversion Share of such holder with respect to which rights hereunder shall not have theretofore terminated pursuant to Section 2.6.

     (d) Any underwriter chosen by the holders of the Warrants and Conversion Shares to underwrite a public offering referred to in this Section 2.1 shall be reasonably acceptable to the Company.

     2.2. Incidental Registration. If at any time the Company proposes to register any securities under the Securities Act for sale to public, the Company shall, not less than 30 nor more than 90 days prior to the proposed date of filing a registration statement under the Securities Act, give written notice to all holders of the Warrants and Conversion Shares of its intention to do so. Upon written request of any holder of the Warrants or Conversion Shares given within 20 days after transmittal by the Company of such notice, the Company will use its best efforts to cause Conversion Shares requested to be registered to be so registered under the Securities Act, except that (i) if such registration involves an underwritten offering, all holders of Conversion Shares requesting to be included in the Company's registration must sell their Conversion Shares to the underwriters selected by the Company on the same terms and conditions as apply to the Company and (ii) if, at any time after giving written notice of its intention to register any securities pursuant to this Section 2.2 and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to all holders of Conversion Shares and thereupon shall be relieved of its obligation to register any Conversion Shares in connection with such registration (without prejudice, however, to rights of holders under Section 2.1). A request pursuant to this
Section 2.2 shall state the number of Conversion

Shares requested to be registered and the intended method of disposition thereof. The rights granted in this Section 2.2 shall apply in each case where the Company proposes to register securities regardless of whether such rights may have been exercised previously.

     2.3. Registration Procedures. If and whenever the Company is required by the provisions of this Article II to use its best efforts to effect the registration of any securities under the Securities Act, the Company will as expeditiously as reasonably practicable:

     (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period provided in this Section 2.3;

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the seller or sellers of such securities shall desire to sell or otherwise dispose of the same.

     (c)furnish to each seller and to each duly authorized underwriter, if any, of each seller such number of authorized copies of a prospectus, including copies of a preliminary prospectus and any amendments or supplements to any prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller or underwriter may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such seller and underwriter, if any;

     (d) use every reasonable effort to register or qualify the securities covered by such registration statement under such securities or blue sky laws of such jurisdictions as any seller shall request, and do any and all other acts and things which may be necessary or appropriate under such securities or blue sky laws to enable such seller to consummate the public sale or other disposition in such jurisdictions of the securities to be sold by such seller or underwriter, if any, except that the Company shall not for any such purpose be required to qualify to do business generally as a foreign corporation in any jurisdiction wherein it is not qualified, or subject itself to significant taxation, or consent to general service of process, in any jurisdiction where it is not otherwise subject to such service;

     (e) before filing the registration statement or prospectus or amendments or supplements thereto, furnish to one counsel selected by the holders of a majority of Conversion Shares included in such registration statement copies of all such documents proposed to be filed, all of which shall be subject to the reasonable approval of such counsel;

     (f) furnish to each holder requesting registration of Conversion Shares on the date that such Conversion Shares are delivered to the underwriters for sale pursuant to such registration or, if such Conversion Shares are not being sold through underwriters, on the date that the registration statement with respect to such Conversion Shares becomes effective, (1) an opinion, dated such date, of independent counsel of national reputation representing the Company for the purposes of such registration, addressed to the underwriters, if any, and if such Conversion Shares are not being sold through underwriters, then to the holders making such request, stating that the registration statement has become effective under the Securities Act and that (i) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (ii) the registration statement, the related prospectus and each amendment or supplement thereto comply as to the form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements, schedules or other statistical data contained therein),
(iii) the descriptions in the registration statement or the prospectus, or any amendment or supplement thereto, of all legal matters and contracts and other legal documents or instruments are accurate and fairly present the information required to be shown and (iv) such counsel does not know of any legal or governmental proceedings, pending or contemplated, required to be described in the registration statement or prospectus, or any amendment or supplement thereto, which are not described as required, nor of any contracts or documents or instruments of a character required to be described in the registration statement or prospectus, or any amendment or supplement thereto, or to be filed as exhibits to the registration statement which are not described and filed or incorporated by reference as required, (2) a confirmation from such counsel that such counsel does not know or have reason to know that either the registration statement or prospectus, or any amendment or supplement thereto (other than financial material as to which such counsel need make no statement), contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which made, not misleading, and (3) a letter dated such date from the independent certified public accountants of the Company, addressed to the underwriters, if any, and if such Conversion Shares are not being sold through underwriters, then to the holder making such request, stating that they are independent certified public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act. Such opinion of counsel shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as such majority in interest may reasonably request. Such letter from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than 5 Business Days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such majority in interest may reasonably request; and

     (g) cause the Conversion Shares to be listed on each securities exchange or included in each market quotation system on which the shares of the Company's capital stock (of the same class as the Conversion Shares) are then listed or included;

provided, however, that, notwithstanding any other provision of this Article II, the Company shall not be required to maintain the effectiveness of any such registration statement for a period in excess of 90 days (or, at the request of any holder of Conversion Shares included in such registration statement, an additional 90 days).

     2.4. Expenses. All expenses incurred in effecting the registrations provided for in this Article II, including all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions to the extent permitted by applicable law pursuant to Section 2.3(d), shall be paid by the Company, and, in the case of any registration pursuant to Section 2.2, the Company shall pay the reasonable fees and disbursements of one counsel for the holders of Conversion Shares for performance of the normal customary functions of counsel for selling shareholders in such registration. Notwithstanding the foregoing, the costs of any amendment to a registration statement occasioned solely by the failure of any holder to effect the disposition of Conversion Shares requested by such holder to be registered hereunder shall be for the account of such holder.

     2.5. Marketing Restrictions.

     (a) If (i) any holder of the Warrants or Conversion Shares wishes to register any Conversion Shares in a registration made pursuant to Section 2.1 or
Section 2.2, (ii) the offering proposed to be made by such holder or holders is to be an underwritten public offering, (iii) the Company or one or more holders of securities other than the Warrants or Conversion Shares, to whom the Company has granted registration rights, wish to register securities in such registration and (iv) the managing underwriters of such public offering furnish a written opinion that the total amount of securities to be included in such offering would exceed the maximum amount of securities (as specified in such opinion) which can be marketed at a price not materially less than the then current market value of such securities and without materially and adversely affecting such offering (an "Adverse Opinion"), then the rights of holders of the Warrants and Conversion Shares, the Company and holders of other securities with registration rights to participate in such offering shall be in the following order of priority:

         First: The holders of the Warrants and Conversion Shares requesting registration of Conversion Shares, and holders of Common Stock other than the Company requesting registration of Common Stock, shall be entitled to participate in accordance with the number of Conversion Shares, or Common Stock, as the case may be, held by each such holder, such participation to be pro rata in accordance with the number of Conversion Shares, or Common Stock, as the case may be, held by each such holder if, pursuant to clause
     (iv) above, the total amount of securities to be included in the offering will be less than the number of shares of Common Stock that all of such holders shall request be registered, but with further pro rata allocations in the event any such holder has requested registration of less shares of Common Stock than such holder is entitled to have registered; and

         Second: The Company shall be entitled to participate to the extent of any remaining availability:

     (b) If (i) any holder of the Warrants or Conversion Shares requests registration of Conversion Shares under Section 2.2, (ii) the offering proposed to be made is to be an underwritten public offering and (iii) the managing underwriters of such public offering furnish an Adverse Opinion or, in the case of an initial public offering, an opinion that the ratio or proportion of shares held by holders of the Warrants or Conversion Shares to shares held by the Company intended to be included in such offering would exceed the ratio of such shares (as specified in such opinion) which would enable the shares to be marketed at a price not materially less than the then current market value of such securities and without materially and adversely affecting such offering, then the rights of holders of the Warrants and Conversion Shares, the Company and holders of other securities with registration rights to participate in such offering shall be in the following order of priority:

         First: The Company shall be entitled to participate in accordance with 30% of the number or amount of securities the Company proposes to register;

         Second: The holders of the Warrants, Conversion Shares and other securities having the right to include such securities in such registration shall be entitled to participate proportionately and in accordance with the bona fide intentions of each such holder relating to the number or amount of securities intended or requested to be included in such offering; and

         Third: The Company shall be entitled to participate to the extent of any remaining availability.

     (c) No securities (issued or unissued) other than those registered and included in an underwritten public offering referred to in Section 2.5(a) or 2.5(b) and those issuable upon exercise of already outstanding warrants shall be offered for sale or other disposition in a transaction which would require registration under the Securities Act (including any additional offering which is to be registered pursuant to Section 2.1) until the expiration of 180 days, or such shorter period as may be mutually acceptable to the Company and to the holders of Conversion Shares participating in such offering, after the effective date of any registration statement in which Conversion Shares were included. If any registration of Conversion Shares shall be effected in connection with an underwritten public offering, each holder of Conversion Shares agrees not to effect any sale or distribution, including any private placement or any sale pursuant to Rule 144, or any similar or successor Rule, of any Conversion Shares, and not to effect any such sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case other than as part of such underwritten public offering) during the 7 days prior to, and during the 120 day period which begins on, the effective date of such registration statement (except as part of such registration) provided that each holder of Conversion Shares has received written notice of such registration at least two Business Days prior to the anticipated beginning of the 7-day period referred to above.

     (d) If registration of Conversion Shares shall be in connection with an underwritten public offering, the Company agrees (i) not to effect any sale or distribution of any of its securities or of any security convertible into or exchangeable or exercisable for any security of the Company (other than any such sale or distribution of such securities in connection with any merger or consolidation by the Company or any Subsidiary of the Company or the acquisition by the Company or a Subsidiary of the Company of the capital stock or substantially all the assets of any other Person or in connection with an employee stock ownership or option plan or other employee benefit plan) during the 7 days prior to, and during the 120 day period which begins on, the effective date of such registration statement (except as part of such registration) and (ii) that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed equity securities shall contain a provision under which the Company and the purchasers of such securities agree not to effect any sale or distribution of any such securities during the period referred to in the foregoing clause
(i), including any sale pursuant to Rule 144, or any similar or successor Rule (except as part of such registration, if permitted).

     2.6. Termination of Rights. Notwithstanding the foregoing provisions of this Article II, the rights to registration shall terminate as to any particular Conversion Shares if (a) such Conversion Shares shall have been effectively registered under the Securities Act and sold by the holder thereof in accordance with such registration or (b) written opinions to the effect that such Conversion Shares may be sold without registration under the Securities Act or applicable state law and without restriction as to the volume and timing of such sales shall have been received from counsel for both the Company and the holders thereof.

     2.7. Compliance with Rule 144. At the request of any holder of the Warrants or Conversion Shares who proposes to sell Conversion Shares in compliance with Rule 144, or any similar or successor Rule, assuming that at such time the provisions of such Rule are applicable to such holder and, in the event such holder is or could be deemed to be an "affiliate" of the Company, the Company is then required to file reports under Section 13 or 15(d) of the Exchange Act, the Company shall (a) forthwith furnish to such holder a written statement as to its compliance with the filing requirements of the Commission as set forth in such Rule and (b) make such additional filings of reports with the Commission as will enable the holders to make sales of Conversion Shares pursuant to such Rule; but nothing in this Section 2.7 shall require the Company to subject itself to the registration requirements of the Exchange Act if the Company was not subject thereto prior to the making of any request referred to herein.

     2.8. The Company's Indemnification. In the event of any registration under the Securities Act of any Conversion Shares pursuant to this Article II, the Company agrees to execute an agreement with any underwriter participating in the offering thereof containing such underwriter's standard form representations and indemnification provisions and to indemnify and hold harmless each holder disposing of Conversion Shares, each Person, if any, who controls such holder within the meaning of the Securities Act and each other Person (including each underwriter) who participates in the offering of Conversion Shares, against any losses, claims, damages or liabilities, joint or several, to which such holder, controlling Person or participating Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which the Conversion Shares are registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which made, not misleading, and will reimburse each such holder, controlling Person and participating Person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or proceeding; provided, however, that the Company will not be liable (i) in any case to any such holder, controlling Person or participating Person to the extent that any loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a registration statement, preliminary or final prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such holder or controlling or participating Person, as the case may be, specifically for use in the preparation thereof and (ii) if the Company has complied with the requirements of Section 2.3(c), to any holder, controlling Person or participating Person, or any other Person, if any, who controls such participating Person with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented to the extent that such loss results from the fact that the participating Person sold Conversion Shares to a Person to whom there was not sent or given a copy of the final prospectus.

     2.9. Indemnification by Holder. As a condition of the Company's obligation under this Article II to effect any registration under the Securities Act, there shall be delivered to the Company an agreement or agreements duly executed by each holder for whom Conversion Shares are to be so registered, whereby such holder agrees to indemnify and hold harmless the Company, each Person referred to in clause (1), (2) or (3) of Section 11(a) of the Securities Act in respect of the registration statement and each other Person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such Person or such other controlling Person may become subject under the Securities Act or otherwise, but only to the extent that the losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which the Conversion Shares are to be registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which made, not misleading, which, in each case, is made in or omitted from the registration statement, preliminary or final prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such holder specifically for use in the preparation thereof; provided, however, that the indemnification obligations of each such holder shall be limited to the total price of the Conversion Shares sold by such holder pursuant to such registration.

     2.10. Notification of and Participation in Actions. Promptly after receipt by an indemnified party under this Article II of notice of commencement of any action, the indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Article II, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Article II. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to the indemnified party, and, after notice from the indemnifying party to the indemnified party of its election to assume the defense thereof and unless the indemnified party has or may have defenses different from or inconsistent with those of the indemnifying party, the indemnifying party will not be liable to the indemnified party under this Article II for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

                                  ARTICLE III

                              Benefits of Agreement

     The obligations of the Company under this Agreement shall inure to the benefit of, and be enforceable by, the Holders and its successors and assigns as holders from time to time of the Warrants or Conversion Shares.


                                   ARTICLE IV

                                  Miscellaneous

     4.1. Notices. Notices and other communications provided for herein shall be in writing and shall be given in the manner and with the effect provided in the Credit Agreement. Such notices and communications shall be addressed:

     (a) if to a holder of the Warrants, to its address as shown on the books maintained by the Warrant Agency (as defined in the Warrants), unless such holder shall notify the Company and the Warrant Agency that notices and communications should be sent to a different address, in which case such notices and communications shall be sent to the address specified by such holder;

     (b) if to a holder of Conversion Shares, to its address as shown on the stock transfer records of the Company, unless such holder shall notify the Company that notices and communications should be sent to a different address, in which case such notices and communications shall be sent to the address specified by such holder; and

     (c) if to the Company, to Family Golf Centers, 538 Broadhollow Road, Melville, New York 11747, Attention of Chief Executive Officer.

     4.2. Waivers; Amendments. No failure or delay of any holder of the Warrants or Conversion Shares in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of such holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Agreement may be amended, modified or waived only by an agreement in writing signed by the party against whom enforcement thereof is sought or the predecessor in interest of such party and any such waiver shall be effective only in the specific instance and for the purpose for which given. Notwithstanding the foregoing, no amendment, modification or waiver of any provision of this Agreement shall be effective against a holder of the Warrants or Conversion Shares unless (a) agreed to in writing by such holder or (b) agreed to in writing by such holder's predecessor in interest and notation thereof is set forth on the certificate evidencing such holder's Warrants or Conversion Shares, as the case may be. No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

     4.3. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of New York.

     4.4. Survival of Agreements; Representations and Warranties, etc. All warranties, representations and covenants made by the Company herein or in any certificate or other instrument delivered by or on behalf of it in connection with this Agreement or the Conversion Shares shall be considered to have been relied upon by the holders of the Warrants and Conversion Shares and shall survive the issuance and delivery of the Warrants regardless of any investigation made by such holders, and shall continue in full force and effect so long as this Agreement is in effect. All statements in any such certificate or other instrument shall constitute representations and warranties hereunder.

     4.5. Covenants To Bind Successors and Assigns. All covenants, stipulations, promises and agreements in this Agreement by or on behalf of the Company shall bind the Company and its successors and assigns, whether so expressed or not, and shall inure to the benefit of the Holders and the respective successors and assigns of the Holders, provided that the successors and assigns of the Holders shall agree in writing to be bound by the terms hereof.

     4.6. Severability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     4.7. Section Headings. The section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

                           [SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed, all as of the day and year first above written.

                                    FAMILY GOLF CENTERS, INC.


                                    By:   /s/ Dominic Chang
                                       ------------------------------------
                                       Title: Chief Executive Officer


                                    THE CHASE MANHATTAN BANK


                                    By:   /s/ Billie J. Prue
                                       ------------------------------------


                                    CIBC INC.


                                    By:   /s/ Robert N. Greer
                                       ------------------------------------
                                       Title: Agent


                                    BANK OF AMERICA, N.A.


                                    By:   /s/ DeWitt W. King
                                       ------------------------------------
                                       Title: Managing Director


                                    THE DIME SAVINGS BANK
                                         OF NEW YORK FSB


                                    By:   /s/ Gary R. Olson
                                       ------------------------------------
                                       Title: Vice President


                                    THE MERCHANTS BANK OF NEW YORK


                                    By:   /s/ Andrew S. Baron
                                       ------------------------------------
                                       Title: Vice President


[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]